UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2020
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 21, 2020, Pinterest, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following proposals:
1.To elect the three Class I nominees for director named in the proxy statement to hold office until the 2023 annual meeting and until their successors have been duly elected and qualified, or until their office is otherwise vacated.
2.To ratify the audit committee’s selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year 2020.
3.To approve, on an advisory basis, the frequency of future advisory votes to approve our named executive officers’ compensation.
Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on March 25, 2020 (the “Record Date”) and holders of the shares of Class B common stock were entitled to 20 votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
1.Election of directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey Jordan	3,729,661,211	86,092,541	32,781,164	87,969,113
Jeremy Levine	3,759,727,438	87,715,803	1,091,675	87,969,113
Gokul Rajaram	3,834,248,326	13,188,584	1,098,006	87,969,113
Based on the votes set forth above, each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified.
2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
3,934,866,146	955,746	682,137
Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
3. Approval, on an advisory basis, the frequency of future advisory votes to approve our named executive officers’ compensation

One year	Two years	Three years	Abstain
3,844,343,680	236,557	648,454	3,306,225
In accordance with the votes set forth above, in which "one year" received the highest number of votes, the Company has decided to hold future advisory votes to approve our named executive officers’ compensation every year until the next required say-on-pay frequency vote.

SIGNATURE
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: May 26, 2020	By:	/s/ Christine Flores
Christine Flores
General Counsel and Secretary